Exhibit 23

                          Independent Auditors' Consent

We consent to the use in the Registration Statement of Universal Guardian Holdings, Inc. on Form SB-2 to be filed with the Securities and Exchange Commission on or about April 26, 2004 of our report dated March 13, 2004, appearing in the Prospectus which is part of the Registration Statement.

We also consent to the reference to us under the headings "Experts" in such Prospectus.

                                                /s/  Stonefield Josephson, Inc.
                                                --------------------------------
                                                Certified Public Accountants

Santa Monica, California
April 23, 2004